UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2017

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

400 Connell Drive, Suite 5000, Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 11, 2017, we entered into Amendment No. 1 to Registration Rights Agreement to amend the Registration Rights Agreement, dated November 9, 2017, by and between us and Elliott Associates, L.P. and Elliott International, L.P., to amend the definition of “Effectiveness Deadline” to a day that is 90 calendar days after the date on which we receive a demand notice for registration of securities as contemplated by the Registration Rights Agreement. The original deadline was 90 calendar days after November 9, 2017, which is the date we entered into the Registration Rights Agreement.

Amendment No. 1 to Registration Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2017, we filed an Amended and Restated Certificate of Designation of Series F Preferred Stock with the Delaware Secretary of State classifying and designating the rights, preferences and privileges of the Series F Stock. The amendment and restatement effected a change in (i) the definition of “Conversion Price” in Section 1 to change the criteria for determining the Conversion Price, and (ii) Section 7(f). In both sections, exemptions were provided to allow for the sale of common stock under our at-the-market common stock sales (ATM) program and allow the sale of common stock and junior preferred stock to directors, officers and employees of our company, as well as under our 2013 Stock Incentive Plan.

The Amended and Restated Series F Stock Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Amended and Restated Certificate of Designation of Series F Preferred Stock is not complete and is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation of Series F Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on December 11, 2017.

10.1	Amendment No. 1, dated as of December 11, 2017, to Registration Rights Agreement, dated November 9, 2017, by and between CorMedix Inc. and the investor named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: December 11, 2017	By:	/s/ Robert W. Cook
Name: Robert W. Cook
Title: Chief Financial Officer

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